                                                                     EXHIBIT 3.2

                             AMENDED AND RESTATED
                                    BYLAWS
                                      OF
                      PATRIOT AMERICAN HOSPITALITY, INC.


                                  ARTICLE I.
                                  ----------

                                  DEFINITIONS
                                  -----------

     For purposes of these Bylaws, the following words shall have the meanings set forth below:

          (a) "Affiliate" of a Person shall mean (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such other Person, (ii) any Person that owns, beneficially, directly or indirectly, 5% or more of the outstanding capital stock, shares or equity interests of such other Person or (iii) any officer, director, employee, partner or trustee of such other Person or any Person controlling, controlled by or under common control with such Person (excluding directors and Persons serving in similar capacities who are not otherwise Affiliates of such Person). For the purposes of this definition, the term "Person" shall mean, and includes, any natural person, corporation, partnership, association, trust, limited liability company or any other legal entity. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

          (b) "Certificate" shall mean the Amended and Restated Certificate of Incorporation of the Corporation, as amended from time to time.

          (c)  "Corporation" shall mean Patriot American Hospitality, Inc.

          (d) "DGCL" shall mean the Delaware General Corporation Law, as amended from time to time.

          (e) "Equity Stock" shall mean the common stock, par value $.01 per share, and the preferred stock, par value $.01 per share of the Corporation and the Operating Company.

          (f) "Independent Director" shall mean a director of the Corporation who is not (i) an officer or employee of the Corporation, (ii) a director or officer of Operating Company or (iii) an Affiliate of (a) any lessee of any property of the Corporation, (b) a subsidiary of the Corporation or (c) any partnership that is an affiliate of the Corporation.

          (g) "Operating Company" shall mean Wyndham International, Inc. (formerly "Patriot American Hospitality Operating Company").

          (h) "Public Announcement" shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K) or (iii) a letter or report sent to stockholders of record of the Corporation at the time of the mailing of such letter or report.

                                  ARTICLE II.
                                  -----------

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

     2.1  Places of Meetings. All meetings of the stockholders shall be held at
          ------------------
such place, either within or without the State of Delaware, as from time to time may be fixed by the Board of Directors.

     2.2  Annual Meetings. The annual meeting of the stockholders, for the
          ---------------
election of directors and transaction of such other business as may come properly before the meeting, shall be held at such date and time as shall be determined by the Board of Directors.

     2.3  Special Meetings. A special meeting of the stockholders for any
          ----------------
purpose or purposes may be called at any time only by the Chairman of the Board or by a majority of the Board of Directors. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

     2.4  Notice of Meetings; Adjournments. A written notice of each annual
          --------------------------------
meeting stating the hour, date and place of such annual meeting shall be given by the Secretary or an Assistant Secretary of the Corporation (or other person authorized by these Bylaws or by law) not less than 10 days nor more than 60 days before the annual meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law or under the Certificate or under these Bylaws, is entitled to such notice, by delivering such notice to him or her or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the stock transfer books of the Corporation. Such notice shall be deemed to be delivered when hand delivered to such address or deposited in the mail so addressed, with postage prepaid.

     Notice of all special meetings of stockholders shall be given in the same manner as provided for annual meetings, except that the written notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

     Notice of an annual meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual meeting or special meeting of stockholders need be specified in any written waiver of notice.

     The Board of Directors may postpone and reschedule any previously scheduled annual meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to this Section 2.4 or otherwise. In no event shall the Public Announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder's notice under
Section 2.9 of these Bylaws.

     When any meeting is convened, the presiding officer of the meeting may adjourn the meeting if (a) no quorum is present for the transaction of business,
(b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information that the Board of Directors determines has not been made sufficiently or timely available to stockholders or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any annual meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting, other than an announcement at the meeting at which the adjournment is taken, of the hour, date and place to which the meeting is adjourned; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate or under these Bylaws, is entitled to such notice.

     2.5  Quorum. Except as otherwise required by the Certificate, any number of
          ------
stockholders together holding at least a majority of the outstanding shares of capital stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business. If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the meeting may be adjourned from time to time by a majority of the stockholders present or represented by proxy.

     2.6  Voting and Proxies. Stockholders shall have one vote for each share of
          ------------------
stock entitled to vote owned by them of record according to the stock transfer books of the Corporation, unless otherwise provided by law or by the Certificate. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the secretary of the meeting before being voted. Except as otherwise limited therein or as otherwise provided by law, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid, and the burden of proving invalidity shall rest on the challenger.

     2.7  Action at Meeting. When a quorum is present, any matter before any
          -----------------
meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at such meeting and entitled to vote on such matter, except where a larger vote is required by law, by the Certificate or by these Bylaws. Any election by stockholders shall be determined by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, except where a larger vote is required by law, by the Certificate or by these Bylaws. The Corporation shall not directly or indirectly vote any shares of its own stock; provided , however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

     2.8  Stockholder List. The officer or agent having charge of the stock
          ----------------
transfer books of the Corporation shall make, at least 10 days before every annual meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting or any adjournment thereof, in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the hour, date and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     2.9  Stockholder Proposals. In addition to any other applicable
          ---------------------
requirements, for business to be properly brought before an annual meeting by a stockholder of record (both as of the time notice of such proposal is given by the stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of capital stock entitled to vote at such annual meeting, such stockholder shall: (i) give timely written notice as required by this Section 2.9 to the Secretary of the Corporation and (ii) be present at such meeting, either in person or by a representative. For the first annual meeting following the end of the fiscal year ended December 31, 1996, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 15th day following the day on which the Public Announcement of the date of such annual meeting is first made by the Corporation. For all subsequent annual meetings, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than 90 days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (1) the 90th day prior to the scheduled date of such annual meeting or (2) the 15th day following the day on which Public Announcement of the date of such annual meeting is first made by the Corporation.

     A stockholder's notice to the Secretary of the Corporation shall set forth as to each matter proposed to be brought before an annual meeting: (i) a brief description of the business the stockholder desires to bring before such annual meeting and the reasons for conducting such business at such annual meeting,
(ii) the name and address, as they appear on the stock transfer books of the Corporation, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Corporation beneficially owned by the stockholder proposing such business, (iv) the names and addresses of the beneficial owners, if any, of any capital stock of the Corporation registered in such stockholder's name on such books, and the class and number of shares of the capital stock of the Corporation beneficially owned by such beneficial owners,
(v) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the capital stock of the Corporation beneficially owned by such other stockholders and (vi) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

     If the Board of Directors or a designated committee thereof determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2.9 or that the information provided in a stockholder's notice does not satisfy the information requirements of this
Section 2.9 in any material respect, such proposal shall not be presented for action at the annual meeting in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal in the manner set forth above, the presiding officer of the annual meeting shall determine whether the stockholder proposal was made in accordance with the terms of this Section 2.9. If the presiding officer determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2.9 or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2.9 in any material respect, such proposal shall not be presented for action at the annual meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal was made in accordance with the requirements of this
Section 2.9, the presiding officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such proposal.

     Notwithstanding the foregoing provisions of this Section 2.9, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in this Section 2.9, and nothing in this Section 2.9 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     2.10  Inspectors of Elections. The Corporation shall, in advance of any
           -----------------------
meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

     2.11  Presiding Officer. The Chairman of the Board, if one is elected, or
           -----------------
if not elected or in his or her absence, the President, shall preside at all annual meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 2.4 and 2.5 of this Article II. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

                                 ARTICLE III.
                                 ------------

                                   DIRECTORS
                                   ---------

     3.1  General Powers. Except as otherwise expressly provided by law, the
          --------------
Certificate or these Bylaws, the property, affairs and business of the Corporation shall be managed under the direction of the Board of Directors and all of the powers of the Corporation shall be vested in such Board.

     3.2  Number of Directors. The number of directors shall be fixed by
          -------------------
resolution duly adopted from time to time by the Board of Directors.

     3.3  Election and Removal of Directors; Quorum.
          -----------------------------------------

          (a) Directors shall be elected and removed in the manner provided for in Article V of the Certificate.

          (b) Vacancies in the Board of Directors shall be filled in the manner provided for in Article V of the Certificate.

          (c) At any meeting of the Board of Directors, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. However, if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except that when any meeting of the Board of Directors, either regular of special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of the original meeting.

     3.4  Meetings of Directors. Subject to the provisions of Article V of the
          ---------------------
Certificate, meetings of the Board of Directors shall be held at places within or without the State of Delaware and at times fixed by resolution of the Board of Directors, or upon call of the Chairman of the Board, and the Secretary of the Corporation or officer performing the Secretary's duties shall give not less than 24 hours' notice by letter, facsimile, telegraph or telephone (or in person) of all meetings of the Board of Directors, provided that notice need not be given of the annual meeting or of regular meetings held at times and places fixed by resolution of the Board of Directors. Subject to the provisions of
Article V of the Certificate, meetings may be held at any time without notice if all of the directors are present, or if those not present waive notice in writing either before or after the meeting; provided, however, that attendance at a meeting for the express purpose of objecting at the beginning of a meeting to the transaction of any business because the meeting is not lawfully convened shall not be considered a waiver of notice.

     3.5  Nominations. Nominations of candidates for election as directors of
          -----------
the Corporation at any annual meeting may be made only (a) by, or at the direction of, a majority of the Board of Directors or (b) by any holder of record (both as of the time notice of such nomination is given by the stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the capital stock of the Corporation entitled to vote at such annual meeting who complies with the timing, informational and other requirements set forth in this Section 3.5. Any stockholder who has complied with the timing, informational and other requirements set forth in this
Section 3.5 and who seeks to make such a nomination must be, or his, her or its representative must be, present in person at the annual meeting. Only persons nominated in accordance with the procedures set forth in this Section 3.5 shall be eligible for election as directors at an annual meeting.

     Nominations, other than those made by, or at the direction of, the Board of Directors shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3.5. For the first annual meeting following the end of the fiscal year ended December 31, 1996, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 15th day following the day on which the Public Announcement of the date of such annual meeting is first made by the Corporation. For all subsequent annual meetings, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the

Corporation at its principal executive office not less than 90 days prior to the Anniversary Date; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed and received by, the Corporation at its principal executive office not later than the close of business on the later of
(x) the 90th day prior to the scheduled date of such annual meeting or (y) the 15th day following the day on which Public Announcement of the date of such annual meeting is first made by the Corporation.

     A stockholder's notice to the Secretary of the Corporation shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person; (2) the principal occupation or employment of such person; (3) the class and number of shares of the capital stock of the Corporation which are beneficially owned by such person on the date of such stockholder notice; and (4) the consent of each nominee to serve as a director if elected. A stockholder's notice to the Secretary of the Corporation shall further set forth as to the stockholder giving such notice: (a) the name and address, as they appear on the stock transfer books of the Corporation, of such stockholder and of the beneficial owners (if any) of the capital stock of the Corporation registered in such stockholder's name and the name and address of other stockholders known by such stockholder to be supporting such nominee(s);
(b) the class and number of shares of the capital stock of the Corporation which are held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the annual meeting in question (if such date shall then have been made publicly available) and on the date of such stockholder's notice; and (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

     If the Board of Directors or a designated committee thereof determines that any stockholder nomination was not made in accordance with the terms of this
Section 3.5 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3.5 in any material respect, then such nomination shall not be considered at the annual meeting in question. If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section 3.5, the presiding officer of the annual meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomination was not made in accordance with the terms of this Section 3.5 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3.5 in any material respect, then such nomination shall not be considered at the annual meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a nomination was made in accordance with the terms of this
Section 3.5, the presiding officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee.

     Notwithstanding anything to the contrary in the second paragraph of this
Section 3.5, in the event that the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 90 days prior to the Anniversary Date, a stockholder's notice required by this Section 3.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if such notice shall be delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 15th day following the day on which such Public Announcement is first made by the Corporation.

     No person shall be elected by the stockholders as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 3.5. Election of directors at an annual meeting need not be by written ballot, unless otherwise provided by the Board of Directors or presiding officer at such annual meeting. If written ballots are to be used, ballots bearing the names of all the persons who have been nominated for election as directors at the annual meeting in accordance with the procedures set forth in this Section
3.5 shall be provided for use at the annual meeting.

     3.6  Voting.
          ------

          (a) Except as provided in subsection (c) of this Section 3.6, the action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless a larger vote is required for such action by the Certificate, these Bylaws or by law.

          (b) Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing. Such written consent shall be filed with the records of the meetings of the Board of Directors and shall be treated for all purposes as a vote at a meeting of the Board of Directors.

          (c) Notwithstanding anything in these Bylaws to the contrary, (i) any action pertaining to a sale or other disposition of any of the following hotels:
(1) Radisson New Orleans; (2) Bourbon Orleans; (3) North Dallas Holiday Inn; and
(4) San Angelo Holiday Inn and (ii) any other action pertaining to any transaction involving the Corporation, including the purchase, sale, lease, or mortgage of any real estate asset, entering into joint venture investments or any other transaction, in which an advisor, director or officer of the Corporation, or any Affiliate of any of the foregoing persons, has any direct or indirect interest other than solely as a result of their status as a director, officer, or stockholder of the Corporation, must be approved by a majority of the directors, including a majority of the Independent Directors, even if the Independent Directors constitute less than a quorum.

     3.7  Manner of Participation. Directors may participate in meetings of the
          -----------------------
Board of Directors by means of conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws.

     3.8  Compensation. By resolution of the Board of Directors, directors may
          ------------
be allowed a fee and expenses for attendance at all meetings, but nothing herein shall preclude directors from serving the Corporation in other capacities and receiving compensation for such other services.

                                  ARTICLE IV.
                                  -----------

                                  COMMITTEES
                                  ----------

     4.1  Executive Committee. Subject to the provisions of the Certificate, the
          -------------------
Board of Directors, by resolution duly adopted, may elect an Executive Committee which shall consist of not less than two directors, including the Chairman of the Board. If an Executive Committee is established, the members of such committee shall serve until their successors are designated by the Board of Directors, until removed, or until such committee is dissolved by the Board of Directors. All vacancies that may occur in the Executive Committee shall be filled by the Board of Directors.

     When the Board of Directors is not in session, the Executive Committee, if established, shall have all power vested in the Board of Directors by law, by the Certificate, or by these Bylaws, except as otherwise provided in the DGCL. The Executive Committee, if established, shall report at the next regular or special meeting of the Board of Directors all action that the Executive Committee may have taken on behalf of the Board of Directors since the last regular or special meeting of the Board of Directors.

     Meetings of the Executive Committee, if established, shall be held at such places and at such times fixed by resolution of the Executive Committee, or upon call of the Chairman of the Board. Not less than 12 hours' notice shall be given by letter, facsimile, telegraph or telephone

(or in person) of all meetings of the Executive Committee; provided, however, that notice need not be given of regular meetings held at times and places fixed by resolution of the Executive Committee and that meetings may be held at any time without notice if all of the members of the Executive Committee are present or if those not present waive notice in writing either before or after the meeting; provided, further, that attendance at a meeting for the express purpose of objecting at the beginning of a meeting to the transaction of any business because the meeting is not lawfully convened shall not be considered a waiver of notice. A majority of the members of the Executive Committee then serving shall constitute a quorum for the transaction of business at any meeting of the Executive Committee.

     4.2  Compensation Committee. The Board of Directors, at its regular annual
     ---  ----------------------
meeting, shall designate a Compensation Committee which shall consist of two or more non-employee directors. In addition, the Board of Directors at any time may designate one or more alternate members of the Compensation Committee, who shall be non-employee directors, who may act in place of any absent regular member upon invitation by the chairman or secretary of the Compensation Committee.

     With respect to bonuses, the Compensation Committee shall have and may exercise the powers to determine the amounts annually available for bonuses pursuant to any bonus plan or formula approved by the Board of Directors, to determine bonus awards to executive officers and to exercise such further powers with respect to bonuses as may from time to time be conferred by the Board of Directors.

     With respect to salaries, the Compensation Committee shall have and may exercise the power to fix and determine from time to time all salaries of the executive officers of the

Corporation, and such further powers with respect to salaries as may from time to time be conferred by the Board of Directors.

     The Compensation Committee shall administer the Corporation's stock incentive plans and from time to time may grant, consistent with the plans, stock options and other awards permissible under such plans.

     Vacancies in the Compensation Committee shall be filled by the Board of Directors, and members of the Compensation Committee shall be subject to removal by the Board of Directors at any time.

     The Compensation Committee shall fix its own rules of procedure. A majority of the number of regular members then serving on the Compensation Committee shall constitute a quorum; and regular and alternate members present shall be counted to determine whether there is a quorum. The Compensation Committee shall keep minutes of its meetings, and all action taken by it shall be reported to the Board of Directors.

     4.3  Audit Committee. The Board of Directors, at its regular annual
          ---------------
meeting, shall designate an Audit Committee which shall consist of two or more directors whose membership on the Audit Committee shall meet the requirements set forth in the rules of the New York Stock Exchange, as amended from time to time. Vacancies in the Audit Committee shall be filled by the Board of Directors with directors meeting the requirements set forth above, giving consideration to continuity of the Audit Committee, and members shall be subject to removal by the Board of Directors at any time. The Audit Committee shall fix its own rules of procedure and a majority of the members serving shall constitute a quorum. The Audit Committee shall meet at least twice per year with both the internal and the Corporation's outside auditors present at each meeting and shall keep minutes of its meetings and all action taken shall be reported to the Board of Directors. The Audit Committee shall review the reports and minutes of any audit committees of the Corporation's subsidiaries. The Audit Committee shall review the Corporation's financial reporting process, including accounting policies and procedures. The Audit Committee shall examine the report of the Corporation's outside auditors, consult with them with respect to their report and the standards and procedures employed by them in their audit, report to the Board of Directors the results of its study and recommend the selection of auditors for each fiscal year.

     4.4  Nominating Committee.  Subject to the provisions of the Certificate,
          --------------------
the Board of Directors, by resolution duly adopted, may designate a Nominating Committee which shall consist of three or more directors. The Nominating Committee, if established, shall make recommendations to the Board of Directors regarding nominees for election as directors by the stockholders at each annual meeting of stockholders and make such other recommendations regarding tenure, classification and compensation of directors as the Nominating Committee may deem advisable from time to time. The Nominating Committee shall fix its own rules of procedure and a majority of the members then serving shall constitute a quorum.

     4.5  Other Committees. In addition to such committees as may be established
          ----------------
by the Certificate and subject to the provisions of the Certificate, the Board of Directors, by resolution adopted, may establish such other standing or special committees of the Board of Directors as it may deem advisable, and the members, terms and authority of such committees shall be as set forth in the resolutions establishing the same.

                                  ARTICLE V.

                                   OFFICERS

     5.1  Election of Officers; Terms. Subject to the provisions of the
          ---------------------------
Certificate, the officers of the Corporation shall be elected by the Board of Directors and shall include a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer or Chief Financial Officer. Other officers, including Executive Vice Presidents and Senior Vice Presidents, may be specified by the Board of Directors, and assistant and subordinate officers, may from time to time be elected by the Board of Directors. Subject to the provisions of the Certificate, all officers shall hold office until the next annual meeting of the Board of Directors and until their successors are duly elected and qualified. The Chairman of the Board shall be chosen from among the directors. Any two officers may be combined in the same person as the Board of Directors may determine.

     5.2  Removal of Officers; Vacancies. Subject to the provisions of the
          ------------------------------
Certificate, any officer of the Corporation may be removed with or without cause, at any time, by the Board of Directors. Vacancies shall be filled by the Board of Directors.

     5.3  Duties. The officers of the Corporation shall have such duties as
          ------
generally pertain to their offices, respectively, as well as such powers and duties as are prescribed by law or are hereinafter provided or as from time to time shall be conferred by the Board of Directors or as provided in the Certificate. The Board of Directors may require any officer to give such bond for the faithful performance of his or her other duties as the Board of Directors may see fit.

     5.4  Duties of the Chairman of the Board.  The Chairman of the Board shall
          -----------------------------------
be the Chief Executive Officer of the Corporation and shall be responsible for the execution of the policies of the Board of Directors, shall serve as the Chairman of the Executive Committee (if one is established) and shall have direct supervision over the business of the Corporation and its several officers, subject to the ultimate authority of the Board of Directors. He or she shall be a director, and, except as otherwise provided in these Bylaws or in the resolutions establishing such committees or as provided in the Certificate, he or she shall be ex officio a member of all committees of the Board of Directors. He or she shall preside at all meetings of stockholders, the Board of Directors and the Executive Committee. He or she may sign and execute in the name of the Corporation share certificates, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed. In addition, he or she shall perform all duties incident to the office of the Chairman of the Board and Chief Executive Officer and such other duties as from time to time may be assigned to him or her by the Board of Directors.

     5.5  Duties of the President. Unless the Board of Directors, by resolution
          -----------------------
duly adopted, designates some other person to serve as the Chief Operating Officer of the Corporation, the President shall serve as Chief Operating Officer and shall have direct supervision over the business of the Corporation and its several officers, subject to the authority of the Board of Directors and the Chairman of the Board, and shall consult with and report to the aforementioned officer. The President may sign and execute in the name of the

Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing and the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed. In addition, he or she shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him or her by the Board of Directors or the Chairman of the Board.

     5.6  Duties of the Vice Presidents. Each Vice President, if any, shall have
          -----------------------------
such powers and duties as may from time to time be assigned to him or her by the Chairman of the Board or the Board of Directors. When there shall be more than one Vice President of the Corporation, the Board of Directors may from time to time designate one of them to perform the duties of the President in the absence of the President. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except where the signing and execution of such documents shall be expressly delegated by the Board of Directors or the Chairman of the Board to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed.

     5.7  Duties of the Treasurer or Chief Financial Officer. The Treasurer or
          --------------------------------------------------
Chief Financial Officer shall have charge and custody of and be responsible for all funds and securities of the Corporation, and shall cause all such funds and securities to be deposited in such banks and depositories as shall be designated by the Board of Directors. He or she shall be responsible (i) for maintaining adequate financial accounts and records in accordance with generally accepted accounting practices, (ii) for the preparation of appropriate operating budgets and financial statements, (iii) for the preparation and filing of all tax returns required by law and (iv) for the performance of all duties incident to the office of Treasurer or Chief Financial Officer and such other duties as from time to time may be assigned to him or her by the Board of Directors, the Audit Committee or the Chairman of the Board. The Treasurer or Chief Financial Officer may sign and execute in the name of the Corporation share certificates, deeds, mortgages, bonds, contracts or other instruments, except where the signing and execution of such documents shall be expressly delegated by the Board of Directors or the Chairman of the Board to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed.

     5.8  Duties of the Secretary. The Secretary shall act as secretary of all
          -----------------------
meetings of the Board of Directors, all committees of the Board of Directors and stockholders of the Corporation. He or she shall (i) keep and preserve the minutes of all such meetings in permanent books, (ii) ensure that all notices required to be given by the Corporation are duly given and served, (iii) have custody of the seal of the Corporation and shall affix the seal or cause it to be affixed to all share certificates of the Corporation and to all documents the execution of which on behalf of the Corporation under its corporate seal is duly authorized in accordance with law or the provisions of these Bylaws, (iv) have custody of all deeds, leases, contracts and other important corporate documents,
(v) have charge of the books, records and papers of the Corporation relating to its organization and management as a Corporation, (vi) see that all reports, statements and other documents required by law (except tax returns) are properly filed and (vii) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors or the Chairman of the Board.

                                  ARTICLE VI.
                                  -----------

                                 CAPITAL STOCK
                                 -------------

     6.1  Certificates. Each stockholder shall be entitled to a certificate of
          ------------
the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation's officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to a restriction on transfer (as provided in Article IV of the Certificate) and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend (as provided in Article IV of the Certificate or in a Certificate of Designations) with respect thereto as is required by law.

     6.2  Pairing. Until the limitation on transfer provided for in the Pairing
          -------
Agreement, dated as of February 17, 1983, by and between the Operating Company and the Corporation (the "Pairing Agreement"), as amended from time to time in accordance with the provisions thereof, shall be terminated:

          (a) The shares of Equity Stock of the Corporation that are paired pursuant to the Pairing Agreement shall not be transferable, and shall not be transferred on the stock transfer books of the Corporation, except in accordance with the provisions of as provided in the Pairing Agreement.

          (b) Each certificate evidencing ownership of shares of Equity Stock of the Corporation that are paired pursuant to the Pairing Agreement and issued and not canceled prior to the Effective Time of the Restriction shall be deemed to evidence a like number of shares of the same class or series of Equity Stock of the Operating Company.

          (c) A legend shall be placed on the face of each certificate evidencing ownership of shares of Equity Stock of the Corporation that are paired pursuant to the Pairing Agreement referring to the restrictions on transfer set forth herein.

          (d) Notwithstanding the foregoing, the Corporation may issue or transfer shares of its Equity Stock to the Operating Company without regard to the restrictions of this Section 6.2.

          (e) To the extent that a paired share of Equity Stock of the Corporation is converted into a share of excess stock, par value $.01 per share (the "Excess Stock"), of the Corporation in accordance with the provisions of
Article IV of the Certificate, such share of Excess Stock of the Corporation, together with the corresponding share of Excess Stock of the

Operating Company, which has been converted from a share of Equity Stock of the Operating Company in accordance with Article IV of the Certificate and the Pairing Agreement, shall be automatically transferred to a trust established by the Corporation and the Operating Company for such purpose in accordance with
Article IV of the Certificate.

     6.3  Lost, Destroyed and Mutilated Certificates. Holders of the shares of
          ------------------------------------------
the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors may in its discretion cause one or more new certificates for the same number of shares in the aggregate to be issued to such stockholder upon the surrender of the mutilated certificate or upon satisfactory proof of such loss or destruction, and the deposit of a bond in such form and amount and with such surety as the Board of Directors may require.

     6.4  Transfer of Stock. Subject to the restrictions on transfer of stock
          -----------------
described in Section 6.2 of these Bylaws and Article IV of the Certificate, the stock of the Corporation shall be transferable or assignable only on the stock transfer books of the Corporation by the holder in person or by attorney on surrender of the certificate for such shares duly endorsed and, if sought to be transferred by attorney, accompanied by a written power of attorney to have the same transferred on the stock transfer books of the Corporation. The Corporation will recognize, however, the exclusive right of the person registered on its stock transfer books as the owner of shares to receive dividends and to vote as such owner.

     6.5  Fixing Record Date. For the purpose of determining stockholders
          ------------------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not less than 10 nor more than 60 days prior to the date on which the particular action requiring such determination of stockholders, is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notices of the meeting are mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

                                 ARTICLE VII.
                                 ------------

                                INDEMNIFICATION
                                ---------------
     7.1  Definitions. For purposes of this Article VII:
          -----------

          (a) "Corporate Status" describes the status of a person who (i) in the case of a Director, is or was a director of the Corporation and is or was acting in such capacity, (ii) in the case of an Officer, is or was an officer, employee or agent of the Corporation or is or was a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such Officer is or was serving at the request of the Corporation and (iii) in the case of a Non-Officer Employee, is or was an employee of the Corporation or is or was a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such Non-Officer Employee is or was serving at the request of the Corporation;

          (b) "Director" means any person who serves or has served the Corporation as a director on the Board of Directors;

          (c) "Disinterested Director" means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

          (d) "Expenses" means all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

          (e) "Non-Officer Employee" means any person who serves or has served as an employee of the Corporation, but who is not or was not a Director or Officer;

          (f) "Officer" means any person who serves or has served the Corporation as an officer appointed by the Board of Directors; and

          (g) "Proceeding" means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative.

     7.2  Indemnification of Directors and Officers. Subject to the operation of
          -----------------------------------------
Section 7.4 of these Bylaws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Director or Officer or on such Director's or Officer's behalf in connection with any threatened, pending or completed Proceeding or any claim, issue or matter therein, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director's or Officer's Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 7.2 shall exist as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding was authorized by the Board of Directors.

     7.3  Indemnification of Non-Officer Employees. Subject to the operation of
          ----------------------------------------
Section 7.4 of these Bylaws, each Non-Officer Employee may, in the discretion of the Board of Directors, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Non-Officer Employee or on such Non-Officer Employee's behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee's Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 7.3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors.

     Good Faith. Unless ordered by a court, no indemnification shall be provided
     ----------
pursuant to this Article VII to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so direct, by independent legal counsel in a written opinion or (c) by the stockholders of the Corporation.

     7.4  Advancement of Expenses to Directors Prior to Final Disposition. The
          ---------------------------------------------------------------
Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director's Corporate Status within 10 days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses.

     7.5  Advancement of Expenses to Officers and Non-Officer Employees Prior to
          ----------------------------------------------------------------------
Final Disposition.  The Corporation may, in the discretion of the Board of
-----------------
Directors, advance any or all Expenses incurred by or on behalf of any Officer or Non-Officer Employee in connection with any Proceeding in which such Officer or Non-Officer Employee is involved by reason of such Officer or Non-Officer Employee's Corporate Status upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such Officer or Non-Officer Employee to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

     7.6  Contractual Nature of Rights. The foregoing provisions of this Article
          ----------------------------
VII shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article VII is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts. If a claim for indemnification or advancement of Expenses hereunder by a Director or Officer is not paid in full by the Corporation within (a) 60 days after the receipt by the Corporation of a written claim for indemnification or (b) in the case of a Director, 10 days after the receipt by the Corporation of documentation of Expenses and the required undertaking, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification or, in the case of a Director, advancement of Expenses, under this Article VII shall not be a defense to the action and shall not create a presumption that such indemnification or advancement is not permissible.

     7.7  Non-Exclusivity of Rights. The rights to indemnification and
          -------------------------
advancement of Expenses set forth in this Article VII shall not be exclusive of any other right which any

Director, Officer or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.

     7.8  Insurance. The Corporation may maintain insurance, at its expense, to
          ---------
protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person's Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article VII.

                                 ARTICLE VIII.
                                 -------------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     8.1  Seal. The seal of the Corporation shall consist of a flat-faced
          ----
circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Corporation.

     8.2  Fiscal Year. The fiscal year of the Corporation shall end on such date
          -----------
and shall consist of such accounting periods as may be fixed by the Board of Directors.

     8.3  Checks, Notes and Drafts. Checks, notes, drafts and other orders for
          ------------------------
the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize. When the Board of Directors so authorizes, however, the signature of any such person may be a facsimile.

     8.4  Amendment of Bylaws.
          -------------------

          (a)  Amendment by Directors. Except as provided otherwise by law,
               ----------------------
these Bylaws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

          (b)  Amendment by Stockholders. These Bylaws may be amended or
               -------------------------
repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the shares present in person or represented by proxy at such meeting and entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting and entitled to vote on such amendment or repeal, voting together as a single class.

     8.5  Voting of Stock Held. Unless otherwise provided by resolution of the
          --------------------
Board of Directors or of the Executive Committee, if any, the Chairman of the Board may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the vote that the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation, or to consent in writing to any action by any such other corporation; and the Chairman of the Board shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of the Corporation, and under its corporate seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises. In lieu of such appointment, the Chairman of the Board may himself or herself attend any meetings of the holders of shares or other securities of any such other corporation and there vote or exercise any or all power of the Corporation as the holder of such shares or other securities of such other corporation.